UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 14, 2011

Date of Report (Date of earliest event reported)

Pacific WebWorks, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-26731 (Commission File Number)	87-0627910 (IRS Employer Identification No.)

230 West 400 South, 1st floor, Salt Lake City, Utah 84101

(Address of principal executive offices)

(801) 578-9020

(Registrant’s telephone number, including area code)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On April 14, 2011, the Company engaged Michael J. Larsen, Certified Public Accountant, as our independent registered public accounting firm.  The decision to engage Michael J. Larsen was approved by our board of directors and during the two most recent fiscal years ended December 31, 2010 and 2009, and through the date of engagement, neither we nor anyone on our behalf consulted with Michael J. Larsen, regarding either:

(i)  the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Michael J. Larsen concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)  any matter that was either the subject of a disagreement or a reportable event.

On April 18, 2011, Michael J. Larsen, Certified Public Accountant, resigned as Pacific WebWorks, Inc.’s (the “Company”) independent registered public accounting firm.  Michael J. Larsen was engaged to audit our financial statements for the year ended December 31, 2010; however, Michael J. Larsen did not audit our financial statements for any period, nor did it issue any reports related to our financial statements.

Our board of directors approved the resignation of Michael J. Larsen and there were no disagreements between the Company and Michael J. Larsen on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the two fiscal years ended December 31, 2010 and 2009 or any subsequent interim period preceding the date of resignation.

However, there was a reportable event (as that term is used in Item 304(a)(1)(v) of Regulation S-K) between the Company and Michael J. Larsen that is not the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K).  On April 15, 2011, the Company filed an incomplete Form 10-K pursuant to Rule12b-25(e) that made reference to the Michael J. Larsen firm, but the Company failed to notify Michael J. Larsen of the filing in advance or allow Michael J. Larsen to review that Form 10-K prior to filing.  Michael J. Larsen advised the Company that this information had come to its attention and management discussed this event with Michael J. Larsen.  As a result of this event, Michael J. Larsen advised the Company that it no longer wished to continue as the Company’s independent registered public accounting firm.

The Company has authorized Michael J. Larsen to respond fully to the inquiries of any successor accountant concerning the subject matter of this reportable event.

The Company provided a copy of this Current Report on Form 8-K to Michael J. Larsen prior to filing this report and we requested that Michael J. Larsen furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this report.  Michael J. Larsen has furnished the requested letter and it is attached as exhibit 16.1

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter of agreement from Michael J. Larsen, Certified Public Accountant, dated April 19, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2011	PACIFIC WEBWORKS, INC. /s/ Kenneth W. Bell Kenneth W. Bell Chief Executive Officer

3